Bread Financial Holdings, Inc Financial Supplement First Quarter 2026 Table of Contents Page Number Table 1: Consolidated Statements of Income 2 Table 2: Consolidated Balance Sheets 3 Table 3: Select Financial Metrics 4 Table 4: Capital Ratios 5 Table 5: Average Balances and Net Interest Margin 6 Table 6: Reconciliation of GAAP to Non-GAAP Financial Measures 7 Glossary of Terms 9 Note: The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Please refer to our Quarterly Report on Form 10-Q for the period ended March 31, 2026 once it is filed with the Securities and Exchange Commission. Amounts presented in the following tables may not sum and percentages may not recalculate due to rounding. 1 Exhibit 99.2

1Q26 4Q25 3Q25 2Q25 1Q25 1Q26 vs. 4Q25 1Q26 vs. 1Q25 (Millions, except per share amounts and percentages) Interest income Interest and fees on loans $ 1,224 $ 1,208 $ 1,198 $ 1,148 $ 1,185 1% 3 % Interest on cash and investment securities 36 38 44 46 46 (3) % (20) % Total interest income 1,260 1,246 1,242 1,194 1,231 1% 2 % Interest expense Interest on deposits 133 137 139 139 138 (3) % (4) % Interest on borrowings 60 62 71 81 87 (2) % (30) % Total interest expense 193 199 210 220 225 (3) % (14) % Net interest income 1,067 1,047 1,032 974 1,006 2% 6 % Non-interest income Interchange revenue, net of retailer share arrangements (107) (127) (111) (95) (83) (16) % 29 % Other 58 55 50 50 47 6% 22 % Total non-interest income (49) (72) (61) (45) (36) (32) % 38 % Total net interest and non-interest income 1,018 975 971 929 970 4% 5 % Provision for credit losses 303 373 299 274 296 (19) % 2 % Total net interest and non-interest income, after provision for credit losses 715 602 672 655 674 19% 6 % Non-interest expenses Employee compensation and benefits 220 232 222 212 215 (5) % 2 % Card and processing expenses 80 78 81 81 82 2% (3) % Information processing and communication 76 78 72 77 81 (3) % (6) % Marketing expenses 35 44 38 34 35 (20) % 2 % Depreciation and amortization 19 19 20 20 21 (1) % (12) % Other 42 104 43 57 43 (59) % — % Total non-interest expenses 472 555 476 481 477 (15) % (1) % Income from continuing operations before income taxes 243 47 196 174 197 416% 23 % Provision (benefit) for income taxes 62 (6) 8 35 55 nm 11 % Income from continuing operations 181 53 188 139 142 240% 28 % Loss from discontinued operations, net of income taxes — — — — (4) (100) % (100) % Net income 181 53 188 139 138 239% 32 % Dividends declared to preferred stockholders (2) — — — — nm nm Net income available to common stockholders $ 179 $ 53 $ 188 $ 139 $ 138 235% 30 % Basic income per share Income from continuing operations $ 4.19 $ 1.19 $ 4.04 $ 2.96 $ 2.89 253% 45 % Income (loss) from discontinued operations — — — 0.01 (0.08) (100) % (100) % Net income per share $ 4.19 $ 1.19 $ 4.04 $ 2.97 $ 2.81 252% 49 % Diluted income per share Income from continuing operations $ 4.15 $ 1.16 $ 3.96 $ 2.93 $ 2.86 259% 45 % Income (loss) from discontinued operations — — — 0.01 (0.08) (100) % (100) % Net income per share $ 4.15 $ 1.16 $ 3.96 $ 2.94 $ 2.78 257% 50 % Weighted average common shares outstanding Basic 42.8 44.9 46.5 46.7 49.0 (5) % (13) % Diluted 43.2 46.0 47.5 47.2 49.6 (6) % (13) % nm - Not meaningful, denoting a variance of 1,000 percent or more. Bread Financial Holdings, Inc Preliminary Table 1: Consolidated Statements of Income 2

1Q26 4Q25 3Q25 2Q25 1Q25 1Q26 vs. 4Q25 1Q26 vs. 1Q25 (Millions, except preferred shares in thousands) ASSETS Cash and cash equivalents $ 3,637 $ 3,604 $ 3,764 $ 3,799 $ 4,212 1% (14) % Credit card and other loans Total credit card and other loans 18,135 18,805 17,655 17,656 17,815 (4) % 2 % Allowance for credit losses (2,078) (2,106) (2,070) (2,098) (2,172) (1) % (4) % Credit card and other loans, net 16,057 16,699 15,585 15,558 15,643 (4) % 3 % Investments 286 284 284 277 272 1% 5 % Property and equipment, net 112 117 122 127 133 (4) % (16) % Goodwill and intangible assets, net 708 716 723 731 738 (1) % (4) % Other assets 1,508 1,243 1,236 1,329 1,384 21% 9 % Total assets $ 22,308 $ 22,663 $ 21,714 $ 21,821 $ 22,382 (2) % — % LIABILITIES AND STOCKHOLDERS’ EQUITY Deposits Direct-to-consumer (retail) $ 8,708 $ 8,522 $ 8,188 $ 8,080 $ 7,922 2% 9 % Wholesale and other 5,365 5,394 5,347 5,260 5,177 (1) % 4 % Total deposits 14,073 13,916 13,535 13,340 13,099 1% 7 % Debt issued by consolidated variable interest entities 3,041 3,422 2,682 3,089 3,835 (11) % (21) % Long-term and other debt 837 886 1,105 1,138 1,286 (5) % (35) % Other liabilities 1,032 1,112 1,075 1,088 1,094 (7) % (6) % Total liabilities 18,983 19,336 18,397 18,655 19,314 (2) % (2) % Stockholders’ equity Preferred stock — — — — — — % nm Common stock — — 1 1 1 (6) % (13) % Additional paid-in capital 1,699 1,868 1,900 1,929 1,960 (9) % (13) % Retained earnings 1,643 1,475 1,432 1,255 1,126 11% 46 % Accumulated other comprehensive loss (17) (16) (16) (19) (19) 7% (11) % Total stockholders’ equity 3,325 3,327 3,317 3,166 3,068 — % 8 % Total liabilities and stockholders’ equity $ 22,308 $ 22,663 $ 21,714 $ 21,821 $ 22,382 (2) % — % Preferred shares outstanding 75.0 75.0 — — — — % nm Common shares outstanding 41.3 44.1 46.0 46.6 47.6 (6) % (13) % nm - Not meaningful, denoting a variance of 1,000 percent or more. Bread Financial Holdings, Inc Preliminary Table 2: Consolidated Balance Sheets 3

1Q26 4Q25 3Q25 2Q25 1Q25 1Q26 vs. 4Q25 1Q26 vs. 1Q25 (Millions, except per share amounts and percentages) Credit sales $ 6,510 $ 8,070 $6,787 $ 6,814 $ 6,106 (19) % 7 % Average credit card and other loans 18,283 17,961 17,596 17,686 18,164 2% 1 % End-of-period credit card and other loans 18,135 18,805 17,655 17,656 17,815 (4) % 2 % End-of-period direct-to-consumer (retail) deposits 8,708 8,523 $8,188 8,080 7,922 2% 10 % Adjusted net income * $ 182 $ 95 191 $ 149 $ 140 91% 31 % Adjusted net income available to common stockholders * $ 180 $ 95 191 $ 149 $ 140 89% 29 % Adjusted earnings per diluted common share * $ 4.18 $ 2.07 $4.02 $ 3.15 $ 2.82 102% 48 % Pretax pre-provision earning (PPNR) *(1) $ 546 $ 420 495 $ 448 $ 493 30% 11 % PPNR excluding impacts from debt repurchases *(1) $ 548 $ 475 498 $ 461 $ 495 15% 10 % Return on average assets (1) 3.3% 1.0% 3.4% 2.5% 2.5% 2.3% 0.8 % Return on average equity (1) 21.2% 6.2% 22.4% 17.5% 17.7% 15.0% 3.5 % Return on average tangible common equity *(1) 27.4% 8.0% 28.6% 22.7% 23.0% 19.4% 4.4 % Net interest margin (1) 19.25% 18.94% 18.81% 17.71% 18.06% 0.31% 1.19 % Loan yield (1) 27.14% 26.68% 27.01% 26.03% 26.47% 0.46% 0.67 % Efficiency ratio (1) 46.4% 57.0% 49.0% 51.8% 49.1% (10.6) % (2.7) % Adjusted efficiency ratio (1) 46.2% 51.3% 48.7% 50.4% 48.9% (5.1) % (2.7) % Common equity tier 1 capital ratio (1) 13.3% 13.0% 14.0% 13.0% 12.0% 0.3% 1.3 % Book value per common share (1) $ 78.72 $ 73.80 $72.08 $ 67.88 $ 64.42 7% 22 % Tangible book value per common share *(1) $ 61.57 $ 57.57 $56.36 $ 52.21 $ 48.92 7% 26 % Cash dividend per preferred share $ 26.35 $ — $ — $ — $ — nm nm Cash dividend per common share $ 0.23 $ 0.23 $0.21 $ 0.21 $ 0.21 — % 10 % Payment rate (1) 15.0% 15.0% 14.9% 15.0% 14.8% — % 0.2 % Delinquency rate (1) 5.59% 5.75% 6.04% 5.73% 5.93% (0.16) % (0.34) % Net loss rate (1) 7.33% 7.43% 7.39% 7.88% 8.16% (0.10) % (0.83) % Reserve rate (1) 11.46% 11.20% 11.72% 11.89% 12.19% 0.26% (0.73) % * Represents a Non-GAAP financial measure. See Table 6: Reconciliation of GAAP to Non-GAAP Financial Measures. (1) Please refer to "Glossary of terms." nm - Not meaningful, denoting a variance of 1,000 percent or more. Bread Financial Holdings, Inc Preliminary Table 3: Select Financial Metrics 4

(Millions, except percentages) 1Q26 4Q25 3Q25 2Q25 1Q25 1Q26 vs. 4Q25 1Q26 vs. 1Q25 Total company Common equity tier 1 capital ratio (1) 13.3% 13.0% 14.0% 13.0% 12.0% 0.3% 1.3 % Total risk-based capital ratio (1) 16.9% 16.8% 17.5% 16.5% 15.5% 0.1% 1.4 % Total risk-weighted assets (1) $ 19,352 $ 19,755 $ 18,714 $ 18,730 $ 18,810 (2.0) % 2.9 % Tangible common equity / tangible assets ratio *(1) 11.8% 11.6% 12.4% 11.5% 10.8% 0.2% 1.0 % Tangible common equity + credit reserve rate *(1) 25.5% 24.7% 26.4% 25.7% 25.3% 0.8% 0.2 % Comenity Bank Common equity tier 1 capital ratio (1) 15.1% 15.1% 15.4% 15.8% 17.0% — % (1.9) % Total risk-based capital ratio (1) 16.5% 16.5% 16.8% 17.2% 18.4% — % (1.9) % Comenity Capital Bank Common equity tier 1 capital ratio (1) 13.5% 13.5% 15.4% 15.9% 15.3% — % (1.8) % Total risk-based capital ratio (1) 17.6% 17.5% 19.0% 19.5% 18.9% 0.1% (1.3) % * Represents a Non-GAAP financial measure. See Table 6: Reconciliation of GAAP to Non-GAAP Financial Measures. (1) Please refer to "Glossary of terms." Bread Financial Holdings, Inc Preliminary Table 4: Capital Ratios 5

1Q26 4Q25 1Q25 Average Balance Interest Income/ Expense Average Yield / Rate Average Balance Interest Income/ Expense Average Yield / Rate Average Balance Interest Income/ Expense Average Yield / Rate (Millions, except percentages) Cash and investment securities $ 4,184 $ 36 3.54% $ 3,965 $ 38 3.77% $ 4,423 $ 46 4.16 % Credit card and other loans 18,283 1,224 27.14% 17,961 1,208 26.68% 18,164 1,185 26.47 % Total interest-earning assets 22,467 1,260 22.75% 21,926 1,246 22.54% 22,587 1,231 22.10 % Direct-to-consumer (retail) deposits 8,574 84 3.99% 8,366 86 4.11% 7,798 87 4.54 % Wholesale deposits 5,358 49 3.69% 5,321 51 3.78% 5,224 51 3.96 % Interest-bearing deposits 13,932 133 3.87% 13,687 137 3.98% 13,022 138 4.31 % Secured borrowings 3,203 42 5.38% 2,785 40 5.59% 4,194 61 5.86 % Unsecured borrowings 872 18 8.37% 986 22 9.01% 1,080 26 9.85 % Interest-bearing borrowings 4,075 60 6.02% 3,771 62 6.49% 5,274 87 6.68 % Total interest-bearing liabilities $ 18,007 $ 193 4.36% $ 17,458 $ 199 4.52% $ 18,296 $ 225 4.99 % Net interest income $ 1,067 $ 1,047 $ 1,006 Net interest margin (1) 19.25% 18.94% 18.06 % Bread Financial Holdings, Inc Preliminary Table 5: Average Balances and Net Interest Margin 6

NON-GAAP FINANCIAL MEASURES We prepare our Consolidated Financial Statements in accordance with accounting principles generally accepted in the United States of America (GAAP). However, certain information included herein constitutes Non-GAAP Financial Measures. Our calculations of Non-GAAP Financial Measures may differ from the calculations of similarly titled measures by other companies. In particular: • We have previously repurchased and may, from time to time, in the future continue to repurchase debt, including any outstanding senior unsecured notes, subordinated notes or convertible notes. In such transactions, we may pay a premium to induce these repurchases, or in certain cases repurchase at a discount, which, from a GAAP perspective, would result in an impact to Total non-interest expenses, with a corresponding impact also reflected in Net income and consequently our Earnings per diluted share. For our prior debt repurchases, we show adjustments to these three financial statement line items to exclude the impacts from our debt repurchases. We use Adjusted total non-interest expenses, Adjusted net income, and Adjusted earnings per diluted share to evaluate the ongoing operations of the Company excluding the volatility that can occur from the impacts of our debt repurchases. • Pretax pre-provision earnings (PPNR) represents Income from continuing operations before income taxes and the Provision for credit losses. PPNR excluding impacts from debt repurchases then excludes from PPNR the loss or gain on any debt repurchases in the period. We use PPNR and PPNR excluding impacts from debt repurchases as metrics to evaluate our results of operations before income taxes, excluding the movements that can occur within Provision for credit losses and the one-time nature of the impacts from debt repurchases. • Return on average tangible common equity (ROTCE) represents annualized Income from continuing operations less Dividends to preferred stockholders, divided by average Tangible common equity. Tangible common equity (TCE) represents Total stockholders’ equity reduced by Preferred stock and Goodwill and intangible assets, net. We use ROTCE as a metric to evaluate the Company’s performance. • Tangible book value per common share represents TCE divided by common shares outstanding. We use Tangible book value per common share, a metric used across the industry, to assess capital and performance, in conjunction with ROTCE. • Tangible common equity over Tangible assets (TCE/TA) represents TCE divided by Tangible assets (TA), which is Total assets reduced by Goodwill and intangible assets, net. We use TCE/TA as a metric to evaluate the Company’s capital adequacy and estimate its ability to absorb losses. We believe the use of these Non-GAAP financial measures provide additional clarity in understanding our results of operations and trends. Please see the table below for a reconciliation of these Non-GAAP financial measures to the most directly comparable GAAP measures. 1Q26 4Q25 3Q25 2Q25 1Q25 1Q26 vs. 4Q25 1Q26 vs. 1Q25 (Millions, except per share amounts and percentages) Adjusted net income available to common stockholders Net income $ 181 $ 53 $ 188 $ 139 $ 138 239% 32 % Impacts from debt repurchases 1 42 3 10 2 (97) % (34) % Adjusted net income 182 95 191 149 140 91% 31 % Dividends declared to preferred stockholders (2) — — — — nm nm Adjusted net income available to common stockholders $ 180 $ 95 $ 191 $ 149 $ 140 89% 29 % Adjusted earnings per diluted common share Earnings per diluted common share $ 4.15 $ 1.16 $ 3.96 $ 2.94 $ 2.78 257% 50 % Impacts from debt repurchases $ 0.03 $ 0.91 $ 0.06 $ 0.21 $ 0.04 (96) % (24) % Adjusted earnings per diluted common share $ 4.18 $ 2.07 $ 4.02 $ 3.15 $ 2.82 102% 48 % Adjusted total non-interest expenses Total non-interest expenses $ 472 $ 555 $ 476 $ 481 $ 477 (15) % (1) % Impacts from debt repurchases 2 55 3 13 2 (96) % (9) % Adjusted total non-interest expenses 470 500 473 468 475 (6) % (1) % Pretax pre-provision earnings (PPNR) Income from continuing operations before income taxes 243 47 196 174 197 416% 23 % Provision for credit losses 303 373 299 274 296 (19) % 2 % Pretax pre-provision earnings (PPNR) 546 420 495 448 493 30% 11 % Add: Impacts from debt repurchases 2 55 3 13 2 (96) % (9) % PPNR excluding impacts from debt repurchases $ 548 $ 475 $ 498 $ 461 $ 495 15% 10 % Continued on the following page Bread Financial Holdings, Inc Preliminary Table 6: Reconciliation of GAAP to Non-GAAP Financial Measures 7

Average tangible common equity Average Total stockholders’ equity $ 3,461 $ 3,405 $ 3,335 $ 3,183 $ 3,246 2% 7 % Less: average Preferred Stock (72) (29) — — — 149 % nm Less: average Goodwill and intangible assets, net (713) (721) (728) (735) (744) (1) % (4) % Average Tangible common equity 2,676 2,655 2,607 2,448 2,502 1% 7 % Tangible common equity (TCE) Total stockholders’ equity 3,325 3,327 3,317 3,166 3,068 — % 8 % Less: Preferred stock (72) (71) — — — — % nm Less: Goodwill and intangible assets, net (708) (716) (723) (731) (738) (1) % (4) % Tangible common equity (TCE) 2,545 2,540 2,594 2,435 2,330 — % 9 % Tangible assets (TA) Total assets 22,308 22,663 21,714 21,821 22,382 (2) % — % Less: Goodwill and intangible assets, net (708) (716) (723) (731) (738) (1) % (4) % Tangible assets (TA) $ 21,600 $ 21,947 $ 20,991 $ 21,090 $ 21,644 (2) % — % nm - Not meaningful, denoting a variance of 1,000 percent or more. Bread Financial Holdings, Inc Preliminary Table 6: Reconciliation of GAAP to Non-GAAP Financial Measures 8

Book value per common share Book value per common share represents Total stockholders' equity less Preferred stock, divided by common shares outstanding. Common equity tier 1 capital ratio Common equity tier 1 capital ratio represents tier 1 capital reduced by Preferred stock divided by total risk-weighted assets. In the calculation of tier 1 capital, we follow the Basel III Standardized Approach and therefore Total stockholders’ equity has been reduced by Goodwill and intangible assets, net. Delinquency rate Delinquency rate represents outstanding balances that are contractually delinquent (i.e., principal balances 30 days past due or more) as of the end of the period, divided by the outstanding principal amount of Credit card and other loans as of the same period-end. Efficiency ratio and Adjusted efficiency ratio Efficiency ratio represents Total non-interest expenses divided by Total net interest and non-interest income. Adjusted efficiency ratio excludes any impacts from debt repurchases. Loan yield Loan yield represents annualized Interest and fees on loans divided by Average credit card and other loans. Net interest margin Net interest margin represents annualized Net interest income divided by average Total interest-earning assets. Net principal loss rate Net principal loss rate, an annualized rate, represents net principal losses for the period divided by Average credit card and other loans for the same period, using an average daily balance calculation methodology. Payment rate Payment rate represents consumer payments during the period, divided by the aggregate of the opening monthly Credit card and other loans balances during the period, including held for sale in applicable periods. PPNR and PPNR excluding impacts from debt repurchases * PPNR represents Income from continuing operations before income taxes and the Provision for credit losses. PPNR excluding impacts from debt repurchases excludes from PPNR impacts from our debt repurchases in the period. Reserve rate Reserve rate represents the Allowance for credit losses divided by End-of-period credit card and other loans. Return on average assets Return on average assets represents annualized Income from continuing operations divided by average Total assets. Return on average equity Return on average equity represents annualized Income from continuing operations divided by average Total stockholders’ equity. Return on average tangible common equity * Return on average tangible common equity (ROTCE) represents annualized Income from continuing operations, less Dividends to preferred stockholders, divided by average Tangible common equity. Tangible common equity (TCE) represents Total stockholders’ equity reduced by Preferred stock and Goodwill and intangible assets, net. Tangible book value per common share * Tangible book value per common share represents TCE divided by common shares outstanding. Tangible common equity + credit reserve rate * Tangible common equity + credit reserve rate represents the sum of TCE and Allowance for credit losses, divided by End-of-period credit card and other loans. Tangible common equity / tangible assets ratio * Tangible common equity over tangible assets (TCE/TA) represents TCE divided by Tangible assets (TA), which is Total assets reduced by Goodwill and intangible assets, net. Total risk-based capital ratio Total risk-based capital ratio represents total capital divided by total risk-weighted assets. In the calculation of total capital, we follow the Basel III Standardized Approach and therefore tier 1 capital has been increased by tier 2 capital, which for us is comprised of subordinated notes, as well as the allowable portion of the Allowance for credit losses. Total risk-weighted assets Total risk-weighted assets are generally measured by allocating assets, and specified off-balance sheet exposures, to various risk categories as defined by the Basel III Standardized Approach. * Represents a Non-GAAP financial measure. See Table 6: Reconciliation of GAAP to Non-GAAP Financial Measures. Bread Financial Holdings, Inc Glossary of Terms 9